UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2009

The PMI Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California		94597
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-658-7878

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 16, 2009, Mariann Byerwalter notified The PMI Group, Inc. (the "Company") of her resignation from her position as an independent director on the Board of Directors of the Company. Ms. Byerwalter informed the Company that, due to increasing time commitments and pre-existing scheduling conflicts, she had decided not to seek a ninth term as a director of the Company and determined to make the resignation effective immediately. Ms. Byerwalter had no disagreements with the Company on any matters related to the Company's operations, policies, or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The PMI Group, Inc.

March 18, 2009	By:	Andrew D. Cameron

Name: Andrew D. Cameron
Title: Group Senior Vice President and General Counsel